SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
 1934
                             (Amendment No.  - )

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      Section 240.14a-12

                               Akorn, Inc.

               (Name of Registrant as Specified In Its Charter)

                     Board of Directors of Akorn, Inc.
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                   Akorn

                               100 Akorn Drive
                       Abita Springs, Louisiana  70420

                        ______________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To Be Held February 28, 1997
                        ______________________________




TO THE SHAREHOLDERS OF AKORN, INC.:


      The annual meeting of shareholders of Akorn, Inc. (the "Company) will be held at 10:00 a.m., local time, on Friday, February 28, 1997 on the 52nd Floor of Place St. Charles, 201 St. Charles Avenue, New Orleans, Louisiana for the following purposes, more fully described in the accompanying proxy statement:

    1. To elect a board of four directors.

    2. To consider a vote upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock, no par value per share, from 20 million shares to 40 million shares.

    3. To consider a vote upon a proposal to amend the Company's Articles of Incorporation to authorize five million shares of preferred stock issuable at the discretion of the Board of Directors.

    4. To consider and vote upon amendments to the Amended and Restated Akorn, Inc. 1988 Incentive Compensation Program.

    5. To transact such other business as may properly come before the meeting and any adjournments thereof.


      The Board of Directors has fixed the close of business on January 6, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and all adjournments thereof.

      Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please mark, date and sign the enclosed proxy card and return it promptly in the enclosed stamped envelope. Furnishing the enclosed proxy will not prevent you from voting in person at the meeting should you wish to do so.


                                          By Order of the Board of Directors



                                           George S. Ellis, M.D.
                                                 Secretary


Abita Springs, Louisiana
January ___, 1997




                                 AKORN, INC.
                               100 Akorn Drive
                       Abita Springs, Louisiana  70420



                               PROXY STATEMENT



                        Annual Meeting of Shareholders
                         To be Held February 28, 1997


      This proxy statement is furnished to shareholders of Akorn, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at its annual meeting of shareholders to be held at the date, time and place set forth in the accompanying notice and at any adjournments thereof (the "Meeting"). The date of this Proxy Statement is December 12, 1996.

      On January 6, 1997, the record date for determining shareholders entitled to notice of and to vote at the Meeting, the Company had outstanding 16,582,073 shares of common stock (the Company's only class of authorized capital stock), each of which is entitled to one vote on all matters to be considered at the Meeting.


      Shares represented by all properly executed proxies on the enclosed form received in time for the Meeting will be voted at the Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Unless revoked, the proxy will be voted as specified and, if no specifications are made, will be voted in favor of the proposed nominees as described herein.


      The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefax and telegraph. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward solicitation materials to the beneficial owners of the shares of common stock of the Company; upon request, the Company will reimburse such persons for reasonable out-of-pocket expenses incurred in connection therewith. The Company has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies from brokers, banks, nominees and individuals, for which it will be paid a fee of $4,500 and will be reimbursed for certain out-of-pocket expenses.


                            ELECTION OF DIRECTORS

      Effective at the time of the Meeting the Company's by-laws will provide for a Board of four directors and only four directors can be elected at the Meeting. The Board of Directors has nominated four candidates for election at the Meeting and recommends that shareholders vote FOR the election of all four nominees.

      Proxies cannot be voted for more than four candidates. In the absence of contrary instructions, the proxy holders will vote for the election of the four nominees listed below. In the unanticipated event that one or more of such persons is unavailable as a candidate for director, the persons named in the accompanying proxy will vote for another candidate nominated by the Board of Directors.


      The following table sets forth as of June 30, 1996 the age, principal occupation and employment, position with the Company, directorships in other public corporations, year first elected a director of the Company, and beneficial ownership of shares of Company common stock of each nominee for election as director at the coming meeting. Unless otherwise indicated, each nominee has been engaged in the principal occupation or occupations shown for more than the past five years.



                                Principal Occupation
                                and Directorships in
   Name and Age               Other Public Corporations        Director Since
--------------------        -----------------------------     ----------------
Floyd Benjamin, 53          Executive  Vice  President of            1996
                            the Company and President  of
                            Taylor  Pharmaceuticals, Inc.
                            (a subsidiary of the Company)
                            since May  1996; president of
                            Pasadena Research Laboratories,
                            Inc. ("PRL") from October 1994
                            to May 1996 and consultant to
                            PRL  from October 1993 to
                            October 1994; president and
                            chief executive officer   of
                            Neocrin,  Inc. (biomedical
                            venture  capital company) from
                            February 1992 to  October 1993;
                            prior  to October 1993, chief
                            operating officer of Lyphomed,
                            Inc. (injectable pharmaceuticals)

Daniel E. Bruhl, M.D., 54   Ophthalmologist;  director of            1983
                            Surgical   Care   Affiliates,
                            Inc.    (physicians'    group
                            practice management)

Doyle S. Gaw, 65            Private investor                         1975

John N. Kapoor, Ph.D., 53   Chief  Executive  Officer  of            1991
                            the  Company since May, 1996;
                            Chairman  of the Board of the
                            Company since  May  1995  and
                            from December 1991 to January
                            1993,  and acting Chairman of
                            the Board of the Company from
                            April  1993   to   May  1995;
                            chairman  of  the  board   of
                            Option  Care,  Inc. (infusion
                            services and supplies); chief
                            executive officer  of  Option
                            Care,  Inc.  from August 1993
                            to April 1996; president of E
                            J Financial Enterprises, Inc.
                            since April 1990; director of
                            Unimed,  Inc.  and  NeoPharm,
                            Inc. (specialty pharmaceutical
                            companies)


                        _____________________________


      During the fiscal year ended June 30, 1996, the Board of Directors of the Company held four meetings. The Board of Directors has an Audit Committee, of which Mr. Gaw, Dr. Ellis and Dr. Turner are members, and a Compensation Committee, of which Drs. Bruhl, Cunningham and Yannuzzi are members. The Board of Directors does not have a Nominating Committee. The Audit Committee, which met once during fiscal 1996, is responsible for consulting with the independent auditors with regard to the plan of audit, reviewing the plan and the results of audits of the Company by its independent auditors and discussing audit recommendations with management and reporting the results of its reviews to the Board of Directors. The Compensation Committee met twice during fiscal 1996 to review various compensation matters with respect to executive officers and directors. The Composition of Board committees is reviewed and redetermined each year at the initial meeting of the Board after the annual meeting of shareholders.

      For services as Chairman of the Board and as a consultant to the Company, Dr. Kapoor receives a fee of $50,000 per year. Each other director who is not a salaried officer or consultant of the Company receives a fee for his services as a director of $1,000 per regular meeting of the Board of Directors, $250 per telephone meeting and $500 per committee meeting, plus reimbursement of his expenses related to those services. In addition, the chairman of each committee (other than Dr. Kapoor) receives an annual fee of $2,500.

      All directors of the Company participate in the Company's Stock Option Plan for Directors, pursuant to which each director of the Company is granted an option to acquire 5,000 shares of Company common stock on the day after each annual meeting of shareholders at which he is elected to serve as a director. Any director appointed between annual meetings is entitled to receive a pro rata portion of an option to acquire 5,000 shares. The Committee may, in its sole discretion, grant an option to purchase up to 100,000 shares to a person who is not already a director and who becomes a director at any time; no member of the Committee is eligible to be granted such an option and any director who has been granted such an option is not permitted to serve on the Committee for one year after such grant. Options granted under the plan expire five years from the date of grant. The option exercise price is the fair market value of the shares covered by the option at the time of the grant.

      Pursuant to the agreement under which Pasadena Research Laboratories, Inc. was acquired by the Company in May 1996, Mr. Benjamin was appointed a director of the Company for a term expiring at the Meeting.


      Under agreements between the Company and the John N. Kapoor Trust dated September 20, 1989, the Trust is entitled to designate two individuals to be nominated and recommended by the Company's Board of Directors for election as a director. The Trust has designated only Dr. Kapoor for this purpose and is not expected to designate a second individual for nomination as a director prior to the Meeting.


      During 1996, Dr. Campbell, a director of the Company, failed to file timely with the Securities and Exchange Commission two Forms 4 to report three transactions, as required by Section 16(a) of the Securities Exchange Act of 1934, and Mr. Gaw, also a director, failed to file timely two Forms 4 to report four such transactions. All such transactions have been reported on amended annual statements on Form 5.


                              BENEFICIAL OWNERS


      As of December 12, 1996, the following persons were directors or named executive officers with beneficial ownership. Dr. Kapoor is the only person known to the Company to be the beneficial owner of five percent or more of the Company's common stock. His address is 225 East Deerpath, Suite 250, Lake Forest, Illinois, 60045. The information set forth below has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 based upon information furnished by the persons listed.

   Beneficial Owner          Shares Beneficially Owned(1)     Percent of Class
-----------------------      ----------------------------     ----------------
Directors and Nominees

Floyd Benjamin                         479,167(2)                    2.89%

Daniel E. Bruhl, M.D.                  290,517(3)                    1.75%

J. Ed Campbell, M.D.                   193,691(3)                    1.17%

George S. Ellis, M.D.                  284,260(3)                    1.71%

Doyle S. Gaw                           175,824(3)                    1.06%

John N. Kapoor, Ph.D.                4,280,485(4)                   24.28%

David H. Turner, M.D.                  249,650(3)                    1.50%

Lawrence A. Yannuzzi, M.D.             200,883(3)                    1.21%


Named Executive Officers(5)

Harold O. Koch                         127,107                       0.76%

Tim J. Toney                           179,967                       1.08%

Directors and officers as
  a group (11 persons)               6,519,276(6)                   36.09%
____________________


(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(2) Mr. Benjamin's shares are held by a trust of which Mr. Benjamin and his wife are trustees and their child is beneficiary. Includes 12,500 shares issuable pursuant to options granted by the Company directly to Mr. Benjamin.

(3) These numbers contain options to purchase shares. The following directors and officers have options to purchase 35,000 shares: Dr. Bruhl, Dr. Campbell, Dr. Ellis, Mr. Gaw, Dr. Turner, and Dr. Yannuzzi. Furthermore, several directors' shares are owned partially by family members and pensions. The following shows the family members and pensions of each such director and their amounts: Dr. Bruhl's pension - 64,266; and Dr. Ellis' wife - 101,500.

(4) Of such 4,280,485 shares, (i) 3,204,000 are owned directly by the John N. Kapoor Trust dated September 20, 1989 (the "Trust") of which Dr. Kapoor is the sole trustee and beneficiary, (ii) 1,000,000 are issuable pursuant to a warrant issued to the Trust in 1992, (iii) 30,000 are owned by a trust, the trustee of which is Dr. Kapoor's wife and the beneficiaries of which are their children, and (iv) 46,485 are issuable pursuant to options granted by the Company directly to Dr. Kapoor.

(5) Mr. Benjamin and Dr. Kapoor are named executive officers of the Company, and information regarding their beneficial ownership is included in this table under the section, "Directors and Nominees."

(6) Of such 6,519,276 shares, 1,268,985 are not presently outstanding, but are issuable pursuant to option and warrant rights described in the preceding footnotes and 213,950 are issuable pursuant to options held by three officers of the Company who are not also directors.

                        ______________________________

                            EXECUTIVE COMPENSATION

      The following table summarizes the compensation paid by the Company for services rendered during the fiscal years ended June 30, 1994, 1995 and 1996 to each person who, during fiscal 1996, served as the chief executive officer of the Company and to each other executive officer of the Company whose total annual salary and bonus for fiscal 1996 exceeded $100,000:

                                                                      Long-Term
                                      Annual Compensation            Compensation
                              -----------------------------------   ---------------
                              Year Ended                               Number of       All Other(1)
Name and Principal Position     June 30       Salary       Bonus    Options Awarded    Compensation
---------------------------     -------       ------       -----    ---------------    ------------
John N. Kapoor, Ph.D.(2)         1996       $10,000(3)      ---           ---           $40,000(3)
   Chief Executive Officer

Barry D. LeBlanc(4)              1996       $210,000        ---           ---            $2,100
   President and Chief           1995        207,731        ---         34,000            2,310
   Executive Officer             1994        184,362      $24,667       50,000            2,310

Harold O. Koch(5)                1996       $125,000        ---           ---              $938
   Senior Vice President         1995        122,247        ---         58,000            1,530
                                 1994        105,602      $16,444       25,000              791


Tim J. Toney (6)                 1996       $120,000        ---           ---            $1,800
   Vice President-               1995        117,292        ---         10,000            2,018
   Operations, Taylor            1994        115,000      $17,250         ---               359
   Pharmaceuticals, Inc.

____________________

(1) Represents contributions to the Company's Savings and Retirement Plan, except as indicated in note (3).

(2) Dr. Kapoor became Chief Executive Officer effective May 3, 1996.

(3) During fiscal 1996, Dr. Kapoor received $50,000 for his services as Chairman of the Board of the Company, $40,000 of which was waived in exchange for other consideration, as described under, "Transactions with Shareholders and Directors."

(4) Mr. LeBlanc ceased being Chief Executive Officer of the Company effective May 3, 1996.

(5) Mr. Koch became an executive officer of the Company in February 1993 and became Senior Vice President in January 1995.

(6) Mr. Toney ceased being an executive officer of the Company in May 1996.

                        ______________________________


Stock Option Exercises

                Aggregate Option Exercises in Fiscal 1996 and
                      Option Values as of June 30, 1996

                                               No. of Unexercised           Value of Unexercised
                  No. of Shares                     Options at              In-the-Money Options
                    Acquired       Value          June 30, 1996               at June 30, 1996
  Name             on Exercise   Realized   Exercisable  Unexercisable   Exercisable  Unexercisable
--------------     -----------   --------   --------------------------   --------------------------
John N. Kapoor             0     $      0            0             0     $        0   $         0

Barry D. LeBlanc     143,500      121,075      328,469             0        399,462             0

Harold O. Koch             0            0      118,700        29,300         86,654        15,091

Tim J. Toney               0            0       45,000         5,000         27,500             0

                           ______________________________


Employment Agreements

      In January 1996 the Company entered into employment agreements with Messrs. LeBlanc, Koch and Toney calling for annual salaries of, respectively, $210,000, $125,000 and $120,000, increased annually by the percentage increase in the consumer price index (and, in the case of Mr. LeBlanc, by specified increments conditioned on certain increases in the trading price of the Company's common stock) plus bonuses determined by the Board of Directors in its discretion. Messrs. LeBlanc and Koch were provided with the use of an automobile.

      The agreements terminate one year after notice of termination is given by the Company or the employee. If the employee's employment is otherwise terminated by the Company without "cause" (as defined in the agreement) or by the employee for "good reason" (as defined in the agreement), the employee is entitled to a lump sum payment equal to his annual salary plus any performance-based bonus and options to which the employee would have been entitled had the performance goals been met. In the event of a change of control of the Company, the employee is entitled upon termination of his employment by the Company for "cause" (as defined in the agreement) or by the employee for "good reason" (as defined in the agreement), to a lump sum payment equal to his annual salary until the later of the second anniversary of the change of control or one year after the notice of termination, plus any performance-based bonus and options to which the employee would have been entitled had the performance goals been met. If any such payments are considered "excess parachute payments" under Section 4999 of the Internal Revenue Code of 1996, the employee is entitled to such additional amounts as would be necessary to place him in the same position after payment of federal, state and local taxes as he would have been in if such provisions had not been applicable to him.

      The Company and Mr. LeBlanc entered into a separation agreement effective as of July 3, 1996 under which Mr. LeBlanc's employment by the Company and all of his rights under his employment agreement were terminated in consideration of payment to him of $213,045 in four equal installments of principal, plus interest, in July and October of 1996 and January and April of 1997, plus accrued but unpaid vacation and sick leave of $23,423.


Compensation Committee Interlocks and Insider Participation

      Drs. Campbell, Bruhl and Yannuzzi, who comprise the Compensation Committee, are all independent, non-employee directors of the Company.


Compensation Committee Report on Executive Compensation

      The Compensation Committee of the Board of Directors reviews, analyzes and makes recommendations related to compensation packages for the Company's executive officers, evaluates the performance of the Chief Executive Officer and administers the grant of stock options under the Company's Incentive Compensation Plan. The committee awards all stock options. As to other matters the committee makes recommendations that are presented to the full Board for final approval.

      The Company's executive compensation policies are designed to (a) provide competitive levels of compensation to attract and retain qualified executives, (b) reward achievements in corporate performance, (c) integrate pay with annual and long-term performance goals, and (d) align the interests of executives with the goals of shareholders.

      Compensation paid to Company executives consists of salaries, annual cash incentive bonuses and long-term incentive opportunities in the form of stock options.


Salary

      Dr. John N. Kapoor, the Chairman of the Company's Board of Directors, has served as chief executive officer of the Company since May 3, 1996. During fiscal 1996 Dr. Kapoor received no additional compensation for serving as the Company's chief executive officer. The salaries of Mr. Barry D. LeBlanc, who served as president and chief executive officer of the Company until May 3, 1996, and the other executive officers named in the table under Summary of Executive Compensation, were fixed in their employment agreements, which are described above under "Employment Agreements." Such amounts were determined after considering the executive compensation policies noted above, the impact the executive has on the Company, the skills and experience the executive brings to the job, competition in the marketplace for those skills and the potential of the executive in the job.


Incentive Bonus

      Annual incentive compensation for executive officers during fiscal 1996 was based on corporate net earnings as compared to pre-established objectives set at the beginning of the fiscal year. Based on the Company performance in relation to such objectives, no incentive bonus was granted to any of the executive officers or any other officer of the Company for fiscal 1996.

      Mr. Floyd Benjamin, was hired as Executive Vice President of the Company and president of the Company's injectable subsidiary effective May 31, 1996. Pursuant to the three year contract with Mr. Benjamin, he is eligible for bonuses each fiscal year beginning June 30, 1997 based on certain performance criteria.


Stock Options

      The Committee's practice with respect to stock options has been to grant options based upon the attainment of Company performance goals and that vest based on the passage of time. Based on the Company performance in relation to pre-established objectives, no stock option awards were made to executive officers in fiscal 1996.

      It is the responsibility of the Committee to address the issues raised by tax laws under which certain non-performance based compensation paid to executives of public companies in excess of $1 million per year is non-deductible to the Company and to determine whether any actions with respect to this limit should be taken by the Company. It is not currently anticipated that any executive officer of the Company will receive any such compensation in excess of this limit in the near future. The Committee will continue to monitor this situation and will take appropriate action if it is warranted in the future.

      The Compensation Committee is currently evaluating its policies with respect to executive compensation in light of the recent realignment of the Company into two distinct operating divisions.


      Submitted by the Compensation Committee of the Board of Directors

J. Ed Campbell, M.D.     Daniel E. Bruhl, M.D.     Lawrence A. Yannuzzi, M.D.



                              Performance Graph

      The graph below compares the cumulative shareholder return on the Company's Common Stock for the last five fiscal years with the S&P Small Cap 600 Index and an index composed of a group of peer issuers. The members of the peer group were selected by the Company based upon size and type of business. The peer group consists of the following companies: Chesapeake Biological, Inc.; Faulding, Inc.; Hi Tech Pharmacal Co. Inc.; Insite Vision, Inc.; Nutramax Products, Inc.; Pharmos Corp.; and Unimed Pharmaceuticals, Inc. The graph assumes $100 was invested in June 1991 in the Company Common Stock and the two indices presented. The cumulative total return on the Company's Common Stock for the period presented was 50%. The cumulative returns for the S&P Small Cap 600 and the Company's peer group were 132% and 26%, respectively.


                         [Insert - Performance Graph]



                 TRANSACTIONS WITH SHAREHOLDERS AND DIRECTORS

      For services performed by Dr. Kapoor in connection with the Company's acquisition of Taylor Pharmaceuticals, Inc., the John N. Kapoor Trust dated September 20, 1989 received, among other things, 125,000 shares of Company common stock which were subject to forfeiture if the market price of the Company common stock were not to reach $5.00 by January 15, 1996. At the time of this issuance, the market price of Company common stock was $3.50 per share. In August 1995, the Company, the Trust and Dr. Kapoor entered into an agreement under which (i) the forfeiture period was extended to January 15, 1998, (ii) forfeiture would not occur in the event that persons unaffiliated with Dr. Kapoor acquire beneficial ownership of more than 50% of the outstanding common stock of the Company, and (iii) Dr. Kapoor waived his right to receive $40,000 otherwise payable to him by the Company for serving as Chairman of the Board in fiscal 1996.

      In connection with the acquisition of Pasadena Research Laboratories, Inc. ("PRL") on May 31, 1996, the Company issued to Mr. Floyd Benjamin, as a shareholder of PRL, 466,667 shares of Company common stock. This amount was determined by arm's length negotiation between the Company and the PRL shareholders.


                       PROPOSALS TO APPROVE AMENDMENTS
                        TO ARTICLES OF INCORPORATION

Proposal to Amend Articles of Incorporation to Increase Authorized Shares of Common Stock

      The Company is currently authorized to issue an aggregate of 20 million shares of capital stock, consisting of 20 million shares of common stock, no par value per share ("Common Stock"). As of December 12, 1996, there were 16,582,073 shares of Common Stock outstanding and 2,231,407 shares of Common Stock were reserved for issuance pursuant to outstanding warrants and options. Accordingly, there are only 1,186,520 shares of Common Stock authorized under the Company's articles of incorporation and available for issuance in the future pursuant to stock incentive plans and for other purposes. For the reasons given below the Board believes that this number of unreserved shares of Common Stock available for issuance in the future is inadequate. Accordingly, the Board proposes Amendment No. 1 to the Company's articles of incorporation to increase the authorized number of shares of Common Stock to 40 million shares. The affirmative vote of the holders of two-thirds of the voting power present or represented at the Meeting is required to approve this proposal. See "Other Matters -- Quorum and Voting." The text of Amendment No. 1 is attached as part of Exhibit A and this discussion of the amendment is qualified in its entirety by this reference to Exhibit A.



Proposal to Amend Articles of Incorporation to Authorize Shares of Preferred
Stock

The Board also believes that in order to provide the flexibility it needs to properly manage the Company and to raise additional capital, a class of preferred stock should be authorized. The Preferred Stock may be issued from time to time in one or more series. Authority would be vested in the Board to amend the articles of incorporation from time to time to fix the preferences, limitations and relative rights as between the Preferred Stock and  the  Common  Stock,  and  to  fix  the  variations  in  the  preferences, limitations and relative rights as between different series of Preferred Stock. Accordingly, the Board proposes Amendment No. 2 to the Company's articles of incorporation to authorize five million shares of preferred stock (the "Preferred Stock"). The affirmative vote of the holders of two-thirds of the voting power present or represented at the Meeting is required to approve this proposal. See "Other Matters -- Quorum and Voting." The text of Amendment No. 2 is attached as Exhibit A and this discussion of the amendment is qualified in its entirety by this reference to Exhibit A.


Purposes and Effects of the Proposed Amendments

      The purpose of the proposed amendments is to allow the Company to make full use of its stock-based benefit plans and to increase the Company's flexibility to take advantage, without the need for further shareholder approval, of transactions that require the issuance of shares of Common Stock or Preferred Stock.

      The three current benefit plans under which shares of Common Stock may be issued are the 1991 Stock Option Plan for Directors, the Amended and Restated Employee Stock Purchase Plan and the Amended and Restated Akorn, Inc. 1988 Incentive Compensation Program (the "Plans"). On December 12, 1996 1,231,407 shares were authorized for issuance, but not yet issued, pursuant to the Plans or under options not yet granted pursuant to the Plans. Because the number of shares of Common Stock that are authorized by the articles of incorporation and available for issuance in the future is less than the number of shares that are currently authorized for issuance under the Plans, the Board will not be able to make full and appropriate use of the Plans unless the number of authorized shares of Common Stock is increased, as contemplated by one of the proposed amendments. Moreover, as described below, the Board believes that the number of shares issuable under the Company's Amended and Restated Incentive Compensation Program should be increased. See "Proposal to Approve the Amendment to the Company's Amended and Restated Incentive Compensation Program."

      The Board further believes that the adoption of the proposed amendments will enable the Company promptly and appropriately to respond to business opportunities, such as opportunities to raise additional equity capital or to finance acquisitions with Common Stock or Preferred Stock, or to declare stock splits and stock dividends, although no such transactions are currently planned by the Company. Given the number of shares currently available for issuance, the Company would not be able to accomplish any of these transactions without obtaining shareholder approval of an increase in the authorized number of shares of Common Stock and the authorization of the Preferred Stock. The cost, prior notice requirements and delay involved in obtaining shareholder approval at the time that corporate action may become desirable could prevent the accomplishment of the action or reduce the expected benefits.

      The additional shares of Common Stock proposed to be authorized, and the Preferred Stock proposed to be created, together with existing authorized and unissued shares, generally will be available for issuance without any requirement for further shareholder approval, unless shareholder action is required by applicable law or by the rules of the Nasdaq National Market or of any stock exchange on which the Company's securities may be listed. Although the Board will authorize the issuance of additional shares only when it considers doing so to be in the best interest of shareholders, the issuance of additional shares of Common Stock and the issuance of Preferred Stock may, among other things, have a dilutive effect on earnings per share of the Common Stock and on the voting rights of holders of shares of Common Stock. The Company's shareholders do not have any preemptive rights to subscribe for additional shares of Common Stock that may be issued. Although the Board has not made a determination as to whether it will adopt a shareholder rights plan, it may do so in the future, in which case a portion of the additional shares of Common Stock could facilitate the operation of such a plan. The Board will be able to adopt such a plan, however, whether or not the proposed amendments are approved by the shareholders. In addition, although the Board has no current plans to do so, shares of Common Stock could be issued in various other transactions that would make a change in control of the Company more difficult or costly and, therefore, less likely. For example, shares of Common Stock could be sold privately to purchasers who might support the Board in a control contest or to dilute the voting or other rights of a person seeking to obtain control. The proposed amendments are not the result of any specific effort to obtain control of the Company by a tender offer, proxy contest, or otherwise, and the Company has no present intention to use the increased shares of authorized Common Stock or the newly authorized shares of Preferred Stock for anti-takeover purposes.

      The Board of Directors unanimously recommends that shareholders vote FOR both proposals to amend the Company's Articles of Incorporation.

                     PROPOSAL TO APPROVE AMENDMENTS TO THE
                        AMENDED AND RESTATED AKORN, INC.
                      1988 INCENTIVE COMPENSATION PROGRAM

General

      The Company's 1988 Incentive Compensation Program (the "Program") was originally adopted by the Board of Directors and approved by the shareholders in 1988. In 1993 the Board adopted and the shareholders approved an amendment to the Program to increase the number of shares issuable thereunder. The Board of Directors has subsequently adopted additional amendments to the Program.

      At the Meeting, the shareholders will be requested to approve three amendments to the Amended and Restated Akorn, Inc. 1988 Incentive Compensation Program for the purpose of increasing the number of shares issuable under the Program from two million shares to three million shares, changing the eligibility requirements to allow consultants to participate, and extending the term of the Program (the "Amendments"). The following description of the Program and its amendments is qualified in its entirety by reference to the Program itself, attached as Exhibit B.

Purpose of the Proposal and Prior Amendment of the Program

      The Board of Directors continues to believe that the growth of the Company depends significantly upon the efforts of its key employees. The Board of Directors also believes that providing key employees and consultants with a proprietary interest in the growth and performance of the Company is crucial to stimulating individual performance while at the same time enhancing shareholder value. The Board of Directors is proposing a one million share increase in the number of shares issuable through the Program in order that the Company may continue to provide an effective means to secure, motivate and retain key personnel. The Board further believes that such increase in the number of shares issuable under the Program, in order to be fully utilized, must be supported by an extension of the duration of the Program. The Board proposes increasing the duration of the Program by five years, such that options may be issued pursuant to the Program until November 2, 2003.

      Finally, the Board believes that the category of people eligible to receive options under the Program should be broadened to include consultants in order that the Company may attract consultants who will provide maximum value to the Company. Former directors who serve as consultants may also be granted options if the Amendments are approved.

      The Amendments are being submitted to the shareholders for approval in order to satisfy the requirements of the Nasdaq National Market.

Awards to be Granted

      The grant of options under the Program is entirely in the discretion of the Compensation Committee. The Committee has made a determination as to the awards to be granted under the amendment to the Program changing the definition of Eligible Employees, if it is approved by the shareholders. Awards are expected to be granted to Drs. Campbell, Turner, Yannuzzi and
Ellis, who are retiring directors, as consultants to the Company. A determination of the amount of options to be granted to each has not yet been made.

Terms of the Program

  Eligibility

      The Program provides that key employees of the Company, including directors who are also officers of the Company, will be eligible to receive options under the Program when designated by the Compensation Committee. Currently, there are approximately 30 key employees eligible to receive options under the Program. Should the Amendment be approved, the number of people eligible to receive options under the Program would increase to include these and future consultants. The Company currently employs approximately 5 consultants.

  Shares Issuable through the Program

      If the Amendments are approved, a total of 1,000,000 additional shares of Common Stock will be authorized to be issued under the Program. As of December 12, 1996, a total of 827,093 shares were available for issuance under the Program, and 913,490 shares were subject to outstanding options. On December 12, 1996, the closing sale price of a share of Common Stock, as reported on the Nasdaq National Market, was $1.81.



  Adjustments under the Program

      Proportionate adjustments will be made to the number of shares of Common Stock subject to the Plan, including shares subject to outstanding options, in the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock.

      In the event of a dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with any other corporation, or a transfer of substantially all the property or more than two-thirds of the then outstanding shares to another corporation, notice must be given to every participant in the Program not less than 40 days prior to the anticipated effective date of the proposed transaction, and every option granted under the Program shall be accelerated and become immeditately exercisable in full prior to a date specified in such notice, not more than 10 days prior to the anticipated effective date of the proposed transaction. If the transaction is consummated, each previously unexercised option shall terminate. If the transaction does not occur, the options will remain unexercised.

  Terms of Stock Options

      The Compensation Committee determines the number and purchase price of the shares subject to options, the term of the options and the time or times that the options become exercisable, provided that the purchase price may not be less than 50% of the fair market value of the Common Stock on the date of grant. The Compensation Committee may accelerate the exercisability of any option or may determine to cancel any option in order to make a participant eligible for the grant of an option at a lower price. The Compensation Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

      The option exercise price may be paid in cash, in shares of Common Stock which must have been held for at least six months, in a combination of cash and shares of Common Stock or through a broker assisted exercise arrangement approved in advance by the Compensation Committee. The Compensation Committee determines at what time or times during its term a stock option shall be exercisable; provided, however, that no stock option granted to an officer, director or beneficial owner of more than 10% of the Common Stock who is subject to Section 16 of the 1934 Act may be exercised within the six-month period immediately following the date of grant.

      The Committee shall determine the term of each Option granted under the Program, but such term shall not exceed ten years and one day from the date of grant.


  Amendments to the Program

      The Board of Directors may amend or discontinue the Program at any time. No amendment or discontinuance, however, may change or impair, without the consent of the optionee, an option previously granted. Under the terms of the Program, shareholder approval is required for an amendment if it is necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Pursuant to recent amendments to Rule 16b-3, shareholder approval of amendments is no longer required. The Board seeks approval of the Amendments for purposes of compliance with Nasdaq National Market rules, which require approval by shareholders of an amendment to a compensation plan for officers or directors that materially increases the number of shares issuable under the plan. Shareholder approval of subsequent amendments to the Program will be sought if required by Nasdaq National Market or other applicable rules.


Federal Income Tax Consequences

      Under existing federal income tax provisions, a participant who receives non-qualified stock options will not normally realize any income, nor will the Company normally be entitled to any deduction for federal income tax purposes, in the year of grant.

      When a non-qualified stock option is exercised, the participant will realize ordinary income measured by the difference between the aggregate fair market value of the shares of Common Stock on the exercise date and the aggregate purchase price of the shares of Common Stock as to which the option is exercised, and, subject to compliance with Section 162(m) of the Code, the Company will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

      If the exercise price of an option is paid by the surrender of previously-owned shares, the basis and the holding period of the previously-owned shares carries over to some of the shares received in exchange therefor. The income recognized on exercise is added to the basis of the remaining shares received.

      When the exercisability of a stock option granted under the Program is accelerated upon a change of control, any excess on the date of the change of control of the fair market value of the shares subject to the option over the exercise price may be characterized as "parachute payments" (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee in connection with the change of control exceeds an amount equal to three times the "base amount" for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding such change in ownership or control. An "excess parachute payment" with respect to any employee is the excess of the present value of the parachute payments to such person, in the aggregate, over and above such person's base amount. If the amounts received by an employee upon a change of control are characterized as parachute payments, such employee will be subject to a 20% excise tax on the excess parachute payments pursuant to Section 4999 of the Code, and the Company will be denied any deduction with respect to such excess parachute payments.

      This summary of federal  income  tax consequences of non-qualified stock
options does not purport to be complete.   Reference  should  be  made  to the
applicable provisions of Code.

Vote Required


      The affirmative vote of the holders of a majority of the voting power present or represented at the Meeting is required for the approval of the amendments to the Program.


      The Board of Directors unanimously recommends that shareholders vote FOR the proposal to approve the amendment to the Company's Amended and Restated 1988 Incentive Compensation Program.


                 INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

      A representative of Deloitte & Touche, the Company's independent accountant for the fiscal year ended June 30, 1996, is expected to attend the Meeting, will have an opportunity to make a statement if he wishes to do so, and will be available to respond to appropriate questions.


                                OTHER MATTERS

Quorum and Voting

      The presence, in person or by proxy, of a majority of the outstanding shares of common stock of the Company is necessary to constitute a quorum. Shareholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, (i) the election of the four directors to be elected at the Meeting will be determined by plurality vote (that is, the four nominees receiving the largest number of votes will be elected), (ii) the affirmative vote of the holders of two-thirds of the voting power present or represented at the Meeting is required to approve both proposals to approve the amendments to the Company's articles of incorporation to increase the number of authorized shares and to authorize shares of preferred stock, (iii) a majority of votes actually cast at the Meeting is required to approve the proposal to amend the Company's Amended and Restated Incentive Compensation Program and (iv) a majority of votes actually cast will decide any other matter properly brought before the Meeting for a vote of shareholders. Shares for which proxy authority to vote for any nominee for election as a director is withheld by the shareholder and shares that have not been voted by brokers who may hold shares on behalf of the beneficial owners ("broker non-votes") will not be counted as voted for the affected nominee. With respect to the proposal to approve the amendment to the Company's articles of incorporaiton, shares abstained from voting will be considered present or represented at the Meeting for purposes of determining whether or not two-thirds of such shares were voted for such proposal, but shares not voted as a result of broker non-votes will not be so considered. With respect to all other matters, shares not voted as a result of abstentions and broker non-votes will not be considered as voted for purposes of determining whether or not a majority of votes were cast for such matters.


Other Business

      Management is unaware of any matter for action by shareholders at the Meeting other than those described in the accompanying notice. The enclosed proxy, however, will confer discretionary authority with respect to any other matter that may properly come before the Meeting or any adjournment thereof. It is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on any such matter.


Shareholder Proposals

      Any shareholder who desires to present a proposal qualified for inclusion in the Company's proxy materials for the annual meeting of shareholders to be held in 1998 must forward the proposal in writing to the President of the Company at the address shown on the first page of this proxy statement in time to arrive at the Company no later than September ___, 1997.



                                          By Order of the Board of Directors



                                          George S. Ellis, M.D.
                                                 Secretary

Abita Springs, Louisiana
January ___, 1997


                                                                     EXHIBIT A

Set Forth Below is the Text of the Amendments to the Articles of Incorporation
          Increasing the Number of Authorized Shares of Common Stock and authorizing shares of Preferred Stock. Material to be Added as a
Result of the Amendments is Shown in Parenthesis, and Material to be Deleted
                            is Shown in Brackets.

                               AMENDMENT NO. 1
                                  ARTICLE V
                                  ---------

                                   CAPITAL

      A. The Corporation shall have authority to issue an aggregate of [20 million] (40 million) shares of Common Stock, no par value per share.

                               AMENDMENT NO. 2
                                  ARTICLE V
                                  ---------

                                  CAPITAL

      B. (The Corporation shall have authority to issue 5 million shares of Preferred Stock, $1.00 par value per share. Shares of Preferred Stock may be issued from time to time in one or more series. Authority is hereby vested in the Board of Directors of the Corporation to amend these Articles of Incorporation from time to time to fix the preferences, limitations and relative rights as between the Preferred Stock and the Common Stock, and to fix the variations in the preferences, limitations and relative rights as between different classes and series of Preferred Stock.)


                                                                     EXHIBIT B

     Set Forth Below is the Text of the Amended and Restated Akorn, Inc.
        1988 Incentive Compensation Program,as Proposed to be Amended. Material to be Added as a Result of the Amendments is Shown in
         Parenthesis, and Material to be Deleted is Shown in Brackets.


                             AMENDED AND RESTATED
                                   AKORN, INC.
                      1988 INCENTIVE COMPENSATION PROGRAM

                               October 26, 1996


      1. Purpose. The purpose of the 1988 Incentive Compensation Program (the "Program") of Akorn, Inc. (the "Company") is to advance the interests of the Company by furnishing economic incentives in the form of stock options ("Options") designed to attract, retain and motivate key employees.

      2.    Administration.

            2.1 Composition. The Program shall be administered by a committee consisting of two or more members of the Board (the "Committee") who are disinterested persons in accordance with Rule 16b-3 under the Securities Exchange Act of 1934.

            2.2 Authority. The Committee shall have plenary authority to award Options under the Program, to interpret the Program, to establish any rules or regulations relating to the Program which it determines to be appropriate, and to make any other determination which it believes necessary or advisable for the proper administration of the Program. Its decisions in matters relating to the Program shall be final and conclusive on the Company and participants.

      3. Eligible Employees. Key employees (and consultants) of the Company (including officers who also serve as directors of the Company) and its subsidiaries shall become eligible to receive Options under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories, as the Committee deems appropriate. With respect to participants not subject to Section 16 of the 1934 Act, the Committee may delegate to appropriate personnel of the Company its authority to designate participants and to determine the number of Options to be received by those participants.

      4.    Shares Subject to the Program.

            4.1   Number  of  Shares.   Subject  to  adjustment as provided in
Section 6.5, the number of shares of common stock, no par value, of the Company ("Common Stock"), which may be issued under the Program shall not exceed [2,000,000] (3,000,000) shares of Common Stock.

            4.2 Cancellation. In the event that an Option granted hereunder expires or is terminated or cancelled unexercised as to any shares of Common Stock, such shares may again be issued under the Program pursuant to Options. The Committee may also determine to cancel, and agree to the cancellation of, Options in order to make a particular participant eligible for the grant of an Option at a lower price than the Option to be cancelled.

            4.3 Type of Common Stock. Common Stock issued under the Program in connection with Options may be authorized and unissued shares or issued shares held as treasury shares.

      5. Options. An Option is a right to purchase shares of Common Stock from the Company. Each Option granted by the Committee under this Program shall be subject to the following terms and conditions:

            5.1 Price. The Option price per share shall be determined by the Committee but shall not be less than 50% of the fair market value on the date of grant of the Option. "Fair Market Value" shall be determined as follows: if the Common Stock is listed on any national exchange or any automatic quotation system which provides sale quotations, the fair market value shall be the average of high and low sale prices quoted on such exchange or quotation system as reported in the Wall Street Journal for the trading day next preceding the applicable date (i.e., date of grant, exercise or tax withholding) or if there are no trades on such date, then on the preceding date on which a trade did occur, subject to adjustment under Section 6.5

            5.2 Number. The number of shares of Common Stock subject to the Option shall be determined by the Committee, subject to adjustment as provided in Section 6.5.

            5.3   Duration   and   Time  for  Exercise.   Subject  to  earlier
termination as provided in Section 6.5, the term of each Option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each Option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the date on which an Option becomes exercisable.

            5.4 Repurchase. Upon approval of the Committee, the Company may repurchase a previously granted Option from a participant by mutual agreement before such Option has been exercised by payment to the participant of the amount per share by which (i) the Fair Market Value (as defined in Section 5.1) of the Common Stock subject to the Option on the date of repurchase exceeds (ii) the Option price.

            5.5 Manner of Exercise. An Option may be exercised in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The Option price shall be payable in United States dollars upon exercise of the Option and may be paid by (i) cash; (ii) uncertified or certified check; (iii) bank draft; (iv) delivery of shares of Common Stock held for a period of six months in payment of all or any part of the Option price, which shares shall be valued for this purpose at the Fair Market Value on the date such Option is exercised; (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company (with a copy to the Company) to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price;
(vi) or in such other manner as may be authorized from time to time by the Committee. In the case of delivery of an uncertified check or bank draft upon exercise of an Option, no shares shall be issued until the check or draft has been paid in full. Prior to the issuance of shares of Common Stock upon the exercise of an Option, a participant shall have no rights as a shareholder.

      6.    General.

            6.1 Effective Date. The Program will become effective upon its approval by the affirmative vote of the holders of a majority of the voting power present or represented at a meeting of the shareholders. Unless approved within one year after the date of the Program's adoption by the Board of Directors, the Program shall not be effective for any purpose. Prior to the approval of the Program by the Company's shareholders, the Board may award Options, but if such approval is not received in the specified period, then such awards shall be of no effect.

            6.2 Duration. The Program shall remain in effect until all Options granted under the Program have either been satisfied by the issuance of shares of Common Stock or been terminated under the terms of the Program. No Option may be granted under the Program after the [tenth] (fifteenth) anniversary of the date the Program is approved by the Company's shareholders.


            6.3 Non-transferability of Options. No Option may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder's death, by will or the laws of descent and distribution) and the Company shall not be required to recognize any attempted assignment of such rights by any participant. During a participant's lifetime, an Option may be exercised only by him or by his guardian or legal representative.

            6.4 Additional Condition. Anything in this Program to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of an Option or the issuance of any shares of Common Stock pursuant to an Option, require the recipient of the Option, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued upon exercise thereof, to deliver to the Company a written representation of present intention to acquire the Option or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Option or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the grant of any Option or the issuance of shares of Common Stock upon exercise thereof, such Option shall not be granted or such shares of Common Stock shall not be issued, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

            6.5   Adjustment upon Changes in Capitalization or Control.

                  (a) In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Program, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any Option and the shares of Common Stock issuable pursuant to any Option shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

                  (a) If there is proposed a dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, or a transfer of substantially all the property or more than two-thirds of the then outstanding shares of the Company to another corporation, the Committee shall cause written notice of the proposed transaction to be given to every participant in the Program not less than 40 days prior to the anticipated effective date of the proposed transactions, and every Incentive granted under the Program shall be accelerated and become immediately exercisable in full by such participant prior to a date specified in such notice, which date shall be not more than 10 days prior to the anticipated effective date of the proposed transaction. The participant shall notify the Company, in writing, that he intends to exercise his Options, in whole or in part, and the participant may condition such exercise upon, and provide that such exercise shall become effective at the time immediately prior to, the consummation of the proposed transaction. If the proposed transaction is consummated, each Option, to the extent not previously exercised prior to the date specified in the foregoing notice, shall terminate on the effective date of such consummation. If the proposed transaction is not consummated and the participant has so provided, the Options shall remain unexercised.

            6.6 Option Agreements. The terms of each Option shall be stated in an agreement, the form of which has been approved by the Committee.

            6.7   Withholding.

                  (a) The Company shall have the right to withhold from any shares issuable under the Program or to collect as a condition of issuance, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws upon exercise of an Option, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

                  (a) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Option that the right to make Elections shall not apply to such Option. An Election is irrevocable.

                  (a) If a participant is an officer of the Company within the meaning of Section 16 of the 1934 Act, then an Election is subject to the following additional restrictions:

                        (1) No Election shall be effective for a Tax Date which occurs within six months of the grant of the award.

                        (2) The Election either (i) must be made six months prior to the Tax Date, (ii) must be made during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of earnings and ending on the twelfth business day following such date (a "Window Period") or (iii) may be made in advance but must take effect during a Window Period.

            6.8 No Continued Employment. No participant under the Program shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

            6.9   Amendment  of  the  Program.    The   Board   may  amend  or
discontinue the Program at any time; provided, however that no such amendment or discontinuance shall change or impair, without the consent of the recipient, an Option previously granted; and further provided that if any such amendment requires shareholder approval to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule, such amendment shall be subject to the approval of the shareholders of the Company.


                                                                  EXHIBIT C

                                         [FRONT]

PROXY        This Proxy is Solicited on Behalf of the Board of Directors of

                                       AKORN, INC.

   The undersigned hereby constitutes and appoints John N. Kapoor, Ph.D and Eric Wingerter or either of them proxy for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated below, all of the shares of Common Stock of Akorn, Inc. (the "Company") that the undersigned is entitled to vote held of record by the undersigned on January 6, 1997, at the annual meeting of shareholders of the Company to be held on February 28, 1997 (the "Annual Meeting"), and at all adjournments thereof.


   The Board of Directors recommends a vote FOR the nominees listed below.

   1.  Election of Directors.

FOR [ ] all nominees listed below (except as  WITHHOLD  AUTHORITY [ ] to vote
     marked to the contrary below)                      for all nominees listed
                                                                below

     INSTRUCTIONS:    To  withhold authority to vote for any individual
                      nominee, strike a line through the nominee's name in the list below:

Daniel E. Bruhl, M.D.       Doyle S. Gaw
Floyd Benjamin              John N. Kapoor, Ph.D.


   2. Proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 20 million shares to 40 million shares.

   FOR [   ]                 AGAINST [  ]                 ABSTAIN [  ]

   3. Proposal to amend the Company's Articles of Incorporation to authorize five million shares of preferred stock.

   FOR [   ]                 AGAINST [  ]                 ABSTAIN [  ]


   4. Proposal to amend the Amended and Restated Akorn, Inc. 1988 Incentive Compensation Program.

   FOR [  ]                   AGAINST [  ]                 ABSTAIN [  ]

   5. In their discretion to vote upon such other business as may properly come before the Annual Meeting and any adjournments thereof.

                                           (Please See Reverse Side)


                                                 [REVERSE SIDE]


   This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominees and FOR the proposals listed over. The individuals designated above will vote in their discretion on any other matter that may properly come before the meeting.

                                               Date:
                                                                 , 1997


                                             Signature of Shareholder

                                            Signature if held jointly
                                            Please sign exactly as name
                                            appears on the certificate or
                                            certificates     representing
                                            shares  to be voted  by  this
                                            proxy, as  shown on the label
                                            to the left.  When signing as
                                            executor,      administrator,
                                            attorney, trustee,  or  guar-
                                            dian  please  give full title
                                            as  such.  If a  corporation,
                                            please  sign full corporation
                                            name  by president  or  other
                                            authorized   officer.   If  a
                                            partnership, please  sign  in
                                            partnership  name  by author-
                                            ized persons.

              Please mark, sign, date and return this proxy promptly using the enclosed envelope.